                                  SCHEDULE 14A
                            Reg. Section 240.14a-101
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                  FC BANC CORP.
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         (1) Title of each class of securities to which transaction applies:

                                       N/A
             ------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

                                      N/A
             ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
             ------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                                      N/A
             ------------------------------------------------------------------

         (5)      Total fee paid:

                                      N/A
             ------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials:

                                      N/A

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

                                      N/A
             ------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

                                      N/A
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         (3)      Filing Party:

                                      N/A
             ------------------------------------------------------------------

         (4)      Date Filed:

                                      N/A
             ------------------------------------------------------------------

                          [FC BANC CORP. (letterhead)]


                                                               February 26, 2001

Dear Shareholders:

         On behalf of the Board of Directors and management of FC Banc Corp., we cordially invite you to attend the 2001 Annual Meeting of Shareholders. The meeting will be held at 12:45 p.m. local time, Wednesday, March 28, 2001 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio. The matters expected to be acted upon at the meeting are described in the enclosed Proxy Statement.

         We encourage you to attend the meeting in person. Regardless of whether you attend, we hope you read the Proxy Statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save FC Banc Corp. additional expense in soliciting proxies and will ensure that your shares are represented.

         Thank you for your attention to this important matter.

                                       Sincerely,



                                       Robert D. Hord
                                       Chairman of the Board



                                       G. W. Holden
                                       President and Chief Executive Officer

                                  FC BANC CORP.
                         FARMERS CITIZENS BANK BUILDING
                            123 NORTH SANDUSKY AVENUE
                                  P.O. BOX 567
                               BUCYRUS, OHIO 44820
                            TELEPHONE: (419) 562-7040

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      ------------------------------------

         Notice is hereby given that the Annual Meeting of Shareholders of FC Banc Corp. will be held at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio on March 28, 2001 at 12:45 p.m. local time for the following purposes:

         1) To elect three directors to serve for a term of three years and until their successors are elected and qualified,

         2) To consider and vote upon amending Article Fourth of FC Banc Corp.'s Amended and Restated Articles of Incorporation, particularly the provision stating that FC Banc Corp. may not purchase its shares from any holder of 1% or more of its stock at a price higher than the current fair market value unless specified conditions are satisfied, including offering to purchase shares from all other shareholders at the same price,

         3) To consider and vote upon amending the director qualification requirements stated in Article Eighth of FC Banc Corp.'s Amended and Restated Articles of Incorporation and in the Code of Regulations,

         4) To consider and vote upon amending the provision of FC Banc Corp.'s Code of Regulations having to do with officers' reimbursement of FC Banc Corp. for any portion of their compensation that is not deductible under the Internal Revenue Code,

         5) To consider and vote upon approving the form and use of indemnification agreements for FC Banc Corp. directors, and

         6) To ratify the appointment of Dixon, Francis, Davis & Company as independent auditors of FC Banc Corp. for the fiscal year ending December 31, 2001.

         The Board of Directors is not aware of any other business to come before the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned or postponed. Shareholders of record at the close of business on February 12, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors

                                             Robert D. Hord
                                             Chairman of the Board

Bucyrus, Ohio
February 26, 2001

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE BY DELIVERY TO FC BANC CORP. AT THE FARMERS CITIZENS BANK BUILDING, P.O. BOX 567, BUCYRUS, OHIO 44820, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                          THANK YOU FOR ACTING PROMPTLY

                                  FC BANC CORP.
                         FARMERS CITIZENS BANK BUILDING
                            123 NORTH SANDUSKY AVENUE
                                  P.O. BOX 567
                               BUCYRUS, OHIO 44820
                                 (419) 562-7040

                                  -------------

                                 PROXY STATEMENT

                                  -------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FC Banc Corp. Proxies solicited by the board will be voted at FC Banc Corp.'s Annual Meeting of Shareholders to be held on Wednesday, March 28, 2001 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio at 12:45 p.m. local time, or at any adjournment or postponement thereof. This Proxy Statement, together with the Notice of Annual Meeting, Proxy, and Annual Report of FC Banc Corp. for the fiscal year ended December 31, 2000, are first being mailed to shareholders on or about February 26, 2001. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

ACTIONS TO BE TAKEN AT THE MEETING

         Shareholders will be asked to elect three individuals to serve as directors for the term ending at the 2004 annual meeting. Shareholders will also be asked at the annual meeting to:

         - change Article Fourth of FC Banc Corp.'s articles of incorporation, which currently provides in paragraph (b) that FC Banc Corp. may not purchase its shares from any holder of 1% or more of its stock at a price higher than the current fair market value, or on terms more favorable than those otherwise available, unless specified conditions are satisfied, including offering to purchase shares from all other shareholders at the same price and on the same terms,

         - revise the director qualification requirements in FC Banc Corp.'s articles of incorporation and in FC Banc Corp.'s regulations, which currently state that every FC Banc Corp. director must also be qualified as a director of The Farmers Citizens Bank,

         - amend the provision in FC Banc Corp.'s regulations having to do with reimbursement to FC Banc Corp. by officers for any portion of their compensation that is not deductible under the Internal Revenue Code,

         - approve the form and use of indemnification agreements for FC Banc Corp. directors, and

         - ratify the board's appointment of Dixon, Francis, Davis & Company to serve as independent auditors of FC Banc Corp. for the fiscal year ending December 31, 2001.

RECORD DATE AND OUTSTANDING SHARES

         If you were a shareholder of record at the close of business on February 12, 2001, you are entitled to notice of and to vote at the annual meeting. FC Banc Corp.'s outstanding stock consists solely of common stock, of which 600,497 shares were issued and outstanding at the close of business on the record date.

QUORUM

         When represented at the annual meeting in person or by proxy, a majority of the voting power of FC Banc Corp. will constitute a quorum. If a quorum is not present, a majority of the voting power present may adjourn the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

VOTE REQUIRED

         Each outstanding share of FC Banc Corp. common stock is entitled to one vote. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise.

         A plurality of votes cast is sufficient to elect directors, meaning the individuals receiving the greatest number of votes will be elected to serve as director.

         For approval of the proposed amendments to FC Banc Corp.'s articles of incorporation and regulations (the second, third and fourth proposals), a majority of the voting power is necessary. Under the Ohio General Corporation Law, amendments of a corporation's articles of incorporation ordinarily require approval by two thirds of its voting power, but a corporation's articles of incorporation may provide for a higher or lower voting threshold. Article Twelfth of FC Banc Corp.'s articles of incorporation states that any action for which shareholder approval is required may be taken by the vote of a majority of the voting power, even though Ohio law might otherwise require approval by two thirds or some other proportion of the voting power. But FC Banc Corp.'s articles of incorporation provide in Article Thirteenth that the articles may be amended if and only if 80% of the outstanding shares vote in favor of amendment, unless 2/3 of the board first approve the amendment. The board has approved the proposed amendments of the articles of incorporation by a vote of at least 2/3 of the board. Therefore, according to Article Twelfth, the amendment will be adopted if approved by a majority of the voting power, rather than by 80% or two thirds.

         The Ohio General Corporation Law similarly provides that a corporation's regulations may be amended by a majority of the voting power, but that a corporation's articles of incorporation or regulations may alter that voting threshold. FC Banc Corp.'s articles of incorporation provide in Article Ninth that the regulations may be amended if and only if 80% of the outstanding shares vote in favor of amendment, but if 2/3 of the board first approve the amendment the amendment will be adopted if approved by a majority of the voting power, rather than by 80%. The board has approved the proposed amendments of the regulations by a vote of at least 2/3 of the board. Therefore, according to Article Ninth, the regulations amendments will be adopted if approved by a majority of the voting power.

         Approval of the form and use of indemnification agreements requires the affirmative vote of a majority of the voting power, excluding shares held by directors.

         In summary, the approval thresholds for the various proposals submitted for shareholders' consideration and vote at the annual meeting are


PROPOSAL                                                                    APPROVAL THRESHOLD
--------------------------------------------------------------------------  ------------------------------------------
1)  electing directors                                                      plurality of votes cast-- Ohio General
                                                                            Corporation Law Section 1701.55(B)

2) changing Article Fourth of the articles of incorporation,                the affirmative vote of a majority of
particularly paragraph (b) having to do with repurchases                    the voting power -- Articles Twelfth and
of shares from a holder of 1% or more of FC Banc Corp.'s shares             Thirteenth of the articles of incorporation

3)  revising the director qualification requirements in Article Eighth      the affirmative vote of a majority of
of the articles of incorporation and in Section 2.2 of the regulations      the voting power-- Articles Ninth,
so that directors of FC Banc Corp. need not also be qualified as            Twelfth and Thirteenth of the articles
directors of The Farmers Citizens Bank                                      of incorporation

4)  amending the provision in Section 3.2 of FC Banc Corp.'s regulations    the affirmative vote of a majority of
having to do with reimbursement to FC Banc Corp. by officers for any        the voting power-- Article Ninth of the
portion of their salary for which deductions are disallowed under the       articles of incorporation
Internal Revenue Code


                              PROPOSAL                                                 APPROVAL THRESHOLD
------------------------------------------------------------------------  ------------------------------------------
5)  approving the form and use of indemnification agreements for FC Banc    the affirmative vote of a majority of
Corp. directors                                                             the voting power, excluding shares held
                                                                            by directors-- Ohio General Corporation
                                                                            Law Section 1701.60(A)(1)(b)

6)  ratifying the board's appointment of Dixon, Francis, Davis & Company    the affirmative vote of a majority of
to serve as independent auditors of FC Banc Corp. for the fiscal year       the shares represented in person or by
ending December 31, 2001                                                    proxy at the meeting and constituting a
                                                                            quorum


VOTING AND REVOCATION OF PROXIES

         When your proxy is properly executed and returned to FC Banc Corp., your shares will be voted at the annual meeting in accordance with your directions. If you do not give directions, the shares will be voted in favor of election of the nominees identified herein, in favor of amending FC Banc Corp.'s Amended and Restated Articles of Incorporation, in favor of amending FC Banc Corp.'s Code of Regulations, in favor of approving the form and use of the indemnification agreements, in favor of ratifying the appointment of FC Banc Corp.'s independent auditors, and in the best judgment of the proxy holders on any other matters that properly come before the annual meeting.

         You may revoke a proxy at any time before it is voted by

         - attending the meeting and voting in person (but attendance will not by itself constitute revocation),

         - filing with the Secretary another proxy duly executed and bearing a later date, or

         - giving to the Secretary written notice of the proxy revocation at or before the meeting.

         If you decide to revoke your proxy, please give written notice of revocation to Mr. Terry L. Gernert, Secretary, at P.O. Box 567, Bucyrus, Ohio 44820.

ABSTENTIONS AND BROKER NON-VOTES

         Shares represented by a proxy directing abstention on any proposal will not be voted on that proposal, but will be included in calculating the number of shares present at the annual meeting. For the election of directors, a plurality of the votes cast is sufficient to elect directors. Abstentions and broker non-votes will therefore have no effect on the election of directors. Abstentions and broker non-votes will have the same effect as votes against amendment of the articles of incorporation and regulations and against approval of the form and use of indemnification agreements, because these matters require the affirmative vote of specified percentages of all shares outstanding.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the February 12, 2001 record date, no person owns of record or is known by FC Banc Corp. to be the beneficial owner of more than 5% of FC Banc Corp. common stock, except as may be indicated in the table below. The table to follow shows the beneficial ownership of FC Banc Corp. common stock on the record date by

         - each director and director nominee and each executive officer identified in the Summary Compensation Table below, and

         - all directors and executive officers of FC Banc Corp. as a group.

         For purposes of this table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named in the table or shared with members of his or her household. Shares deemed to be outstanding for purposes of computing "Percent of Common Stock" are calculated on the basis of 600,497 shares outstanding, plus the number of shares a person or group has the right to acquire within 60 days.


                                                          SHARES       SHARES ACQUIRABLE   PERCENT OF
FC BANC CORP. DIRECTORS, NOMINEES AND NAMED             BENEFICIALLY   WITHIN 60 DAYS OF     COMMON
EXECUTIVE OFFICERS                                         OWNED       EXERCISE OF OPTIONS   STOCK
------------------------------------------------------  -------------  -------------------  ---------
David G. Dostal ....................................           2,348               3,480       1.0 %
Patrick J. Drouhard ................................              20                 360         (3)
Terry L. Gernert ...................................          27,462 (1)           3,280       5.1 %
Samuel J. Harvey ...................................             400                 720         (3)
G.W. Holden ........................................           7,200              15,040       3.6 %
Robert D. Hord .....................................           4,274               3,480       1.3 %
Charles W. Kimerline ...............................           2,452               3,480       1.0 %
John O. Spreng .....................................           1,024               2,040         (3)
Joan C. Stemen .....................................          18,864 (2)           2,320       3.5 %
All FC Banc Corp. directors, nominees and executive
officers as a group (11 persons) ...................          64,100              34,720      15.6 %

----------------------
(1) Includes 6,891 shares held in his custodial individual retirement accounts. Also includes 2,435 shares held in his spouse's custodial individual retirement account and 1,779 shares held directly by his wife. Mr. Gernert disclaims beneficial ownership of shares held by his spouse.
(2) Includes 11,192 shares held by Mrs. Joan C. Stemen's spouse. Mrs. Stemen disclaims beneficial ownership of shares held by her spouse.
(3)      Less than 1%.

FIRST PROPOSAL -- ELECTION OF DIRECTORS

         Article Eighth of FC Banc Corp.'s articles of incorporation provides for three classes of directors, each class serving a term of three years. Under
Section 2.2 of FC Banc Corp.'s regulations, the board may consist of no fewer than 5 and no more than 12 directors, the precise number being fixed from time to time by shareholders. The number of directors is currently fixed at nine. Although the board has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the proxy holders will vote for such other person or persons as may be designated by the board.

                                                   CURRENT
DIRECTOR NOMINEES AND CONTINUING         DIRECTOR   TERM
DIRECTORS                         AGE     SINCE    EXPIRES  PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
--------------------------------  -----  -------- --------- --------------------------------------------------------
NOMINEES FOR THE TERM ENDING IN 2004:
Terry L. Gernert (Secretary        48     1984      2001    A director of The Farmers Citizens Bank since 1984 and
and Treasurer)                                              of FC Banc Corp. since 1994, Mr. Gernert is a partner
                                                            in the law firm of Kennedy, Purdy, Hoeffel, Gernert,
                                                            Leuthold & Leuthold, a position he has held since
                                                            1980.  Mr. Gernert also acts as Secretary and
                                                            Treasurer of FC Banc Corp.  His status as Secretary
                                                            and Treasurer is an officer position in name only
G.W. Holden (President and         54     1996      2001    G.W. (Bill) Holden was named President and Chief
Chief Executive Officer)                                    Executive Officer of FC Banc Corp. and The Farmers
                                                            Citizens Bank in early December 1996, but his service
                                                            commenced March 1, 1997.  Before joining FC Banc Corp.
                                                            and the bank, Mr. Holden was Principal of Holden &
                                                            Associates, a financial  services consulting firm in
                                                            Atlanta, Georgia
John O. Spreng, Jr.                52     1997      2001    John O. Spreng, Jr. is Vice President of Longacre
                                                            Farms, Inc., a grain and dairy operation in Crawford
                                                            County, Ohio

CONTINUING DIRECTORS:

David G. Dostal                    53     1994      2003    Mr. Dostal is President of The Auck Dostal Agency,
                                                            Inc., an independent insurance agency.  He has held
                                                            this position since 1989.  Mr. Dostal is also Vice
                                                            President of ADM Benefit Plans, Inc.
Patrick J. Drouhard                49     2000      2002    A native of Loudonville, Patrick J. Drouhard has
                                                            served for more than 14 years as Superintendent of the
                                                            Cardington-Lincoln School District, Cardington, Ohio.
                                                            Mr. Drouhard served as an advisory board member to The
                                                            Farmers Citizens Bank's Cardington Office before
                                                            joining FC Banc Corp.'s board in 2000

                                                   CURRENT
DIRECTOR NOMINEES AND CONTINUING        DIRECTOR     TERM
DIRECTORS                         AGE    SINCE     EXPIRES PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
--------------------------------  ---   --------   ------- ----------------------------------------
Samuel J. Harvey                   65     1999      2002    Samuel J. Harvey was Mayor of the Village of
                                                            Cardington, Morrow County, Ohio for over six years,
                                                            and previously served for eleven years as a member of
                                                            the Village Council.  A retired teacher, Mr. Harvey
                                                            was a vocational agricultural instructor at Cardington
                                                            Lincoln High School for 27 years.  He is also a
                                                            Lieutenant Colonel (Retired), U.S. Army Reserves.  Mr.
                                                            Harvey is active with a number of vocational education
                                                            associations and local civic organizations, and is a
                                                            member of the Board of Trustees of the Cardington
                                                            First United Methodist Church
Robert D. Hord (Chairman of        55     1979      2003    Robert D. Hord has been a director of The Farmers
the Board)                                                  Citizens Bank since 1979 and of FC Banc Corp. since
                                                            1994.  Mr. Hord is the President of Hord Livestock,
                                                            Inc., a position he has held since 1979.  Hord
                                                            Livestock Company, Inc. is a grain and hog operation
                                                            in Crawford County, Ohio

Charles W. Kimerline               63     1992      2002    Charles W. Kimerline was appointed to fill a vacancy
                                                            on the Board of Directors of The Farmers Citizens Bank
                                                            in 1992, and has been a director of FC Banc Corp.
                                                            since 1994.  Mr. Kimerline is the President of Bucyrus
                                                            Road Materials, Inc., Vice President of
                                                            Geiger-Kimerline Farms, Inc., and Secretary and
                                                            Treasurer of BuE Comp, Inc.
Joan C. Stemen                     67     1986      2003    Joan C. Stemen has served as a director of The Farmers
                                                            Citizens Bank since 1986 and of FC Banc Corp. since
                                                            1994.  Mrs. Stemen served as Vice President & Cashier
                                                            of the bank until her retirement in 1989

         All directors of FC Banc Corp. are currently serving as directors of The Farmers Citizens Bank. However, directors of The Farmers Citizens Bank are elected annually and do not serve staggered terms. All of FC Banc Corp.'s directors are expected to be nominated and elected to serve as directors of The Farmers Citizens Bank for the following year.

         There are no family relationships among any of FC Banc Corp.'s directors or executive officers. No director was selected or serves under any arrangement or understanding with any other person. Except as may be noted, none of FC Banc Corp.'s directors and executive officers serves as a director of (1) any company that has a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or (2) any investment company registered under the Investment Company Act of 1940. None of FC Banc Corp.'s directors or executive officers has been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved. None of them have been convicted of any crime, excluding traffic violations and similar minor offenses.

EXECUTIVE OFFICERS OF FC BANC
CORP. AND THE FARMERS CITIZENS BANK     AGE    PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
------------------------------------    -----  ---------------------------------------------------------------------------
G.W. (Bill) Holden, President           54     See above
and Chief Executive Officer

Donald Denney, Vice President           50     Mr. Denney joined The Farmers Citizens Bank in February 1996 as a lending
and Chief Lending Officer                      officer, and was promoted to Vice President and Chief Lending Officer in
                                               March 1996.  Mr. Denney has more than 25 years of experience in the banking industry
Jeffrey Wise, Assistant Vice            40     Mr. Wise joined The Farmers Citizens Bank in March 1993 as senior
President and Chief Financial                  accountant, and was named Assistant Vice President, Chief Financial
Officer                                        Officer and Cashier in April 1997.  He has worked in the banking industry for more than 10 years

DIRECTOR COMPENSATION

         Director Fees. Annual fees of $824 were paid to FC Banc Corp.'s directors in 2000. All of the directors and executive officers of FC Banc Corp. are also directors and officers of The Farmers Citizens Bank, the banking subsidiary of FC Banc Corp. Directors of the bank each received $7,416 in 2000 for meetings of the bank's board and its committees, except that the Chairman, Director Hord, received fees of $9,476, and Terry L. Gernert received $11,536 in recognition of his responsibility as secretary for the conduct of board meetings and for maintaining board minutes and corporate records. FC Banc Corp.'s President and Chief Executive Officer does not receive directors' fees for his service as a director of FC Banc Corp. or The Farmers Citizens Bank.

         Stock Options. Directors also received the following non-qualified stock option grants on the indicated dates (adjusted for later stock splits):


                NUMBER OF SHARES
                ACQUIRABLE BY
                EXERCISE OF OPTIONS
                GRANTED TO EACH          PORTION VESTED OR       EXERCISE
                DIRECTOR SERVING AT     THAT WILL BE VESTED      PRICE PER         MONTH AND
                THE TIME OF GRANT         WITHIN 60 DAYS          SHARE          YEAR OF GRANT    OPTION TERM
                ----------------------  ------------------      -----------     ---------------  -------------
                1,800                         1,440             $       22        April 1997       10 years

                2,200                         1,320             $       22        March 1998       10 years

                1,800                           720             $       28        March 1999       10 years


The options vest and become exercisable in five equal annual installments, the first 20% becoming exercisable one year after the grant date. However, unexercisable options become fully exercisable if a tender offer for FC Banc Corp. common stock occurs or if FC Banc Corp.'s shareholders approve an agreement whereby FC Banc Corp. will cease to be an independent, publicly owned company or whereby FC Banc Corp. agrees to a sale of substantially all of its assets.

         The grant in April 1997 of options to acquire 1,800 shares was automatic under the terms of FC Banc Corp.'s 1997 Stock Option and Incentive Plan. Likewise, each director elected or appointed after April 1997 but during the 10-year term of the stock option plan has received or will receive automatically a grant of options to acquire 1,800 shares of common stock (or such greater or lesser number as may be provided under the terms of the stock option plan if there is a change in FC Banc Corp.'s capitalization), provided that the director is not also an officer or employee of FC Banc Corp. or The Farmers Citizens Bank. Accordingly, Director Drouhard received in 2000 an automatic grant of options to acquire 1,800 shares, although non-employee directors as a group did not receive a discretionary grant of options in 2000. A total of 65,004 shares are reserved for issuance pursuant to stock option grants under the plan. No individual may be granted more than 50% of the total shares reserved for issuance under the plan, a non-employee director may receive options to acquire no more than 5% of the total shares subject to the plan (5% is 3,250 currently), and all non-employee directors as a group may receive options to acquire no more than 30% of the total shares acquirable under the plan (30% is 19,501 currently). Although the initial stock option grants made to each director -- representing the right to acquire 1,800 shares -- are specifically provided for under the terms of the 1997 Stock Option and Incentive Plan, because of the 5% and 30% plan limitations the remaining stock option grants to non-employee directors have been recharacterized by FC Banc Corp. as grants made outside of the terms of the stock option plan. But the terms of these recharacterized stock option grants have not changed. Accordingly, FC Banc Corp. has reserved additional shares for issuance pursuant to these subsequent stock option grants to non-employee directors.

         Unless the committee administering the stock option plan provides in an individual stock option agreement that the option holder's stock options may not be exercised after termination of service, a director, officer or employee whose service terminates (excepting termination as a result of death or disability) has three months after termination within which he may exercise options that are then vested and exercisable, forfeiting any unvested options and any options not exercised within that three-month period. Options held by a director, officer or employee whose service terminates as a result of death or disability become fully exercisable at the time of termination and remain exercisable for (a) three months in the case of termination due to disability, and (b) one year in the case of termination due to death. But again the committee administering the stock option plan may provide in an individual stock option agreement that post-termination exercise is not permitted. A director, officer or employee whose service is terminated for cause forfeits all unexercised stock options, and no option may be exercised after 10 years from the date of grant.

         Director Retirement Plan and Insurance. The Farmers Citizens Bank has entered into or will enter into director retirement plan agreements with each of its directors. For directors other than Mr. Harvey, the director retirement plan provides that each director with 15 years of continuous service or his or her beneficiary will receive an annual benefit in an amount determined by reference to the director's years of service before retirement, but the benefit will be at least equal to that director's board fees in the year before retirement. The retirement plan was amended in 1999 to provide pro rata benefits for any director who is unable to satisfy the 15-year service requirement because of FC Banc Corp.'s mandatory director retirement age (age 70). Payable out of The Farmers Citizens Bank's general assets, the annual retirement benefit is payable for 15 years. The retirement plan agreements provide for disability payments instead of retirement benefits if a director's service terminates before age 70 due to disability. If a change in control occurs, directors will receive a lump sum payment (discounted at an 8% interest rate) within 60 days after termination of service as a director, rather than annual payments for 15 years. For purposes of the director retirement plan, a change in control means the transfer of 20% or more of The Farmers Citizens Bank's common stock followed within 24 months by replacement of 50% or more of the members of The Farmers Citizens Bank's directors. For Director Samuel J. Harvey, when he reaches age 70 he will receive an annual retirement benefit equal to 50% of his board fees in the year before retirement. Although benefits are payable out of the bank's general assets, The Farmers Citizens Bank has purchased life insurance on the directors' lives and expects to recover at the time of a director's death the retirement benefits previously paid to that director.

         A director becomes ineligible to continue serving as a director when he or she reaches age 70, even if the director's current term has not yet expired. This provision in Section 2.2 of FC Banc Corp.'s regulations will not change, regardless of whether the amendments proposed for adoption at the annual meeting are adopted by shareholders. The proposed amendments would eliminate the requirement in the articles of incorporation and in the regulations that directors of FC Banc Corp. also be qualified as directors of The Farmers Citizens Bank. The proposed amendments will not affect FC Banc Corp.'s and The Farmers Citizens Bank's practice of long standing that directors retire immediately after reaching age 70.

BOARD AND COMMITTEE MEETINGS

         FC Banc Corp.'s board held 10 meetings in 2000.

         The Compensation/Benefits Committee met six times in 2000. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members are David G. Dostal, Chairman of the Compensation/Benefits Committee, Joan C. Stemen, Samuel J. Harvey and G.W. Holden. Mr. Holden does not participate in committee deliberations and voting concerning his own compensation.

         The New Director Committee met once in 2000. The New Director Committee recommends to the full Board of Directors persons for nomination to serve as director. Terry L. Gernert is Chairman of the New Director Committee. Directors Dostal, Drouhard and Holden also serve on the New Director Committee. According to Section 1.12 of FC Banc Corp.'s regulations, any shareholder who desires to recommend an individual for nomination to the board must provide a written statement containing the candidate's name, qualifications and background to the board at least 60 days before the annual meeting (or a special meeting) of FC Banc Corp. at which an election for directors is to occur. Article Eighth of FC Banc Corp.'s articles of incorporation and Section 2.2 of its regulations currently provide that, in order to serve as a director, an individual must be qualified also as a director of The Farmers Citizens Bank. However, FC Banc Corp. is proposing that shareholders vote at this annual meeting to eliminate that director qualification requirement.

         While he or she was serving as a director, each director attended more than 75% of the aggregate of (1) the total number of meetings of the board and
(2) the total number of meetings held by all committees of the board on which he or she served in 2000.

         Audit Committee. The Audit Committee met 12 times to review the previous fiscal year, the scope of the audit and internal accounting procedures and controls. Members of the Audit Committee are Joan C. Stemen, who serves as Chairperson of the Audit Committee, Terry L. Gernert and Samuel J. Harvey. FC Banc Corp.'s board has adopted a written charter for the Audit Committee. A copy of the charter is attached to this proxy statement as Appendix A.

         Audit Committee Independence. In the opinion of FC Banc Corp.'s board, none of Directors Gernert, Harvey or Stemen have a relationship with FC Banc Corp. or the bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them are or have for the past three years been employees of FC Banc Corp. or The Farmers Citizens Bank, and none of their immediate family members are or have for the past three years been executive officers of FC Banc Corp. or the bank. In the opinion of FC Banc Corp.'s board, Directors Harvey and Stemen are "independent directors," as that term is defined in Rule 4200(a)(14) of the rules of the National Association of Securities Dealers, Inc.

         Director Gernert is a partner in a law firm that provides legal services to FC Banc Corp. and The Farmers Citizens Bank, and Director Gernert and his law firm are borrowers of The Farmers Citizens Bank in the ordinary course of business. Payments made to Director Gernert's law firm by FC Banc Corp. and The Farmers Citizens Bank have not exceeded the greater of (a) 5% of the law firm's revenues or (b) $200,000. Although Director Gernert holds the title of Secretary and Treasurer, he is an officer in name only, receiving no compensation in those capacities in addition to his director compensation. Nevertheless, Director Gernert's relationships and transactions with FC Banc Corp. and The Farmers Citizens Bank could prevent him from being considered an "independent director" under NASD Rule 4200(a)(14). But because of Director Gernert's expertise and his 17 years of institutional knowledge and experience as a director of the organization, FC Banc Corp.'s board believes that Director Gernert `s membership on the committee is in the best interests of the corporation and its shareholders.

         Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

                  The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2000 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Dixon, Francis, Davis & Company, FC Banc Corp.'s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from Dixon, Francis, Davis & Company required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Dixon, Francis, Davis & Company the independent accountants' independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in FC Banc Corp.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                  Submitted by the Audit Committee,
                  Joan C. Stemen, Chairperson
                  Terry L. Gernert
                  Samuel J. Harvey

EXECUTIVE COMPENSATION

         FC Banc Corp. does not pay any cash compensation to its officers or employees. Cash compensation is paid by The Farmers Citizens Bank only. For the President and Chief Executive Officer, and for any of the bank's most highly compensated executive officers serving as an executive officer of the bank at the end of fiscal year 2000 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable to the named executive officer(s) for services in all capacities for the years indicated:

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG-TERM COMPENSATION
                                                                            ---------------------------------------
                                           ANNUAL COMPENSATION                        AWARDS              PAYOUTS
                                ------------------------------------------  ----------------------------  ---------
                                                                                ($)            (#)
                                                               ($)          RESTRICTED     SECURITIES       ($)            ($)
NAME AND                YEAR       ($)         ($)        OTHER ANNUAL         STOCK       UNDERLYING       LTIP        ALL OTHER
PRINCIPAL POSITION              SALARY(1)     BONUS       COMPENSATION        AWARDS         OPTIONS      PAYOUTS      COMPENSATION
---------------------  -------  ----------  ----------  ------------------  ------------  --------------  ---------  --------------
G.W. Holden,           2000     $ 96,700    $       0          (2)               --               0         --       $  7,600 (3)(4)
President and Chief    1999     $ 92,700    $  25,000          (2)               --           1,800         --       $  8,852
Executive Officer      1998     $ 92,700    $  24,000          (2)               --           2,200         --       $  8,809

(1) Includes amounts deferred at the election of the named executive officer(s) under the 401(k) Plan of The Farmers Citizens Bank.
(2) Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.
(3) The Farmers Citizens Bank has a split-dollar life insurance policy on the life of the President and Chief Executive Officer. Under the terms of the policy, the bank is responsible for all of the premium costs but obtains a security interest in the insurance proceeds to ensure that the bank is reimbursed when proceeds become payable or when the policy is cancelled. Allocation of the proceeds is as follows: the bank is first reimbursed for premiums paid; the executive then receives an amount calculated by reference to his final compensation; and the bank receives the remainder, if any. Because coverage under an existing policy on the life of the previous Chief Executive Officer was transferred to a policy covering the life of Mr. Holden (and the bank was credited for the lump sum premium previously paid for the former executive's policy), the split-dollar life insurance policy on the life of Mr. Holden did not represent additional cash expense to the bank. The split-dollar policy provides for a payment to Mr. Holden's beneficiaries at his death of four times Mr. Holden's final annual salary, less $50,000.
(4) Bank contributions in 2000 to the 401(k) Plan on behalf of Mr. Holden consisted of a $3,712 matching contribution and a $3,531 discretionary contribution. The "All other compensation" amount for 2000 also includes taxable income of $357 attributable to Mr. Holden as a result of his contingent interest in the split-dollar policy discussed in note
         (3).

         Employment Agreement. FC Banc Corp. and The Farmers Citizens Bank entered into an employment agreement dated March 31, 1998 with Mr. Holden, superseding the employment agreement dated November 15, 1996. The employment agreement was further amended December 8, 1999. As amended, Mr. Holden's employment agreement provides for

         - a base salary of $96,700 during its term, or such greater amount as may be agreed upon from time to time,
         - an annual bonus based on FC Banc Corp. and the bank's earnings and satisfaction of certain qualifications described below,
         - an obligation on FC Banc Corp. and the bank's part to contribute to Mr. Holden's account under the 401(k) plan in an amount equal to the maximum matching contribution and such additional amount as is necessary to compensate for taxes incurred by Mr. Holden on the bank's contribution and his contribution, and
         -        miscellaneous perquisites.

The obligation of FC Banc Corp. and the bank relating to 401(k) plan contributions would apply if 401(k) plan contributions are limited by nondiscrimination provisions of the Internal Revenue Code. The ten-year incentive stock option Mr. Holden received under his November 1996 employment agreement remains effective. That stock option gives Mr. Holden the right to acquire 16,250 shares of FC Banc Corp. common stock. Mr. Holden's stock option vests and becomes exercisable in five equal annual installments, beginning one year after the date of grant (but exercisability is accelerated in circumstances described below. See, " -- Stock Options").

         Mr. Holden's annual bonus is calculated by reference to the excess of the bank's earnings for the year over the preceding year's earnings. The earnings goals and related bonus levels for 2000 were established by the Compensation/Benefits Committee in January 2000 as follows: a bonus of $15,000 if the bank's net income exceeds the prior year's earnings by 5%; a bonus of $25,000 if earnings exceed the prior year's earnings by 7.5%; and a bonus of $40,000 if the bank's net income exceeds the prior year's earnings by 10%. To qualify for the annual bonus, the bank must receive satisfactory or better examination ratings and the bank's return on assets must equal or exceed 1%. Because 2000 net income did not exceed 1999 net income by 5% or more, Mr. Holden received no bonus in 2000. Mr. Holden does not participate in committee deliberations and voting concerning establishment of earnings goals and bonus levels.

         With an original term of three years from March 31, 1998, Mr. Holden's employment agreement renews automatically for successive one-year periods at each anniversary date, unless the board of FC Banc Corp. or the bank gives Mr. Holden written notice at least 90 days before automatic renewal that the term of the employment agreement will not be extended. As a result of automatic renewals, the employment agreement has a new three-year term at each anniversary.

         Unless he is terminated for cause, if Mr. Holden's employment is terminated or if a merger or other acquisition occurs and the acquiring company does not assume the obligations under the employment agreement, Mr. Holden would be entitled to a lump sum severance payment equal to the compensation to be paid for the remaining term of his employment agreement, a period ranging between 2 and 3 years depending on when termination occurs. Mr. Holden is entitled under the employment agreement to treat as a termination without cause a material reduction in his salary or benefits; transfer to a location outside of Crawford County; a change in his status or responsibilities without his consent; or a change in control of FC Banc Corp., which is defined in the employment agreement as an acquisition by any person or group of 20% or more of FC Banc Corp.'s stock. For termination with or without cause, the employment agreement provides that Mr. Holden's rights and interests in and to any split-dollar life insurance obtained by FC Banc Corp. or the bank would terminate. However, the split-dollar agreement itself provides that his interests will not terminate if Mr. Holden's employment terminates as a result of a change in control. For purposes of the split-dollar agreement, a change in control means the "cumulative transfer of more than fifty percent (50%) of the voting stock of [FC Banc Corp.] from the Effective Date [February 20, 1997]" of the split-dollar agreement.

         Salary Continuation Agreement. Although FC Banc Corp. and The Farmers Citizens Bank do not have a defined benefit pension plan providing benefits based on final compensation and years of service, the bank does provide post-retirement health care and life insurance coverage for employees, including Mr. Holden. FC Banc Corp. and the bank also entered into a Salary Continuation Agreement with Mr. Holden on October 20, 1998, which provides that FC Banc Corp. and The Farmers Citizens Bank will pay a salary continuation benefit to Mr. Holden or his designated beneficiaries for 15 years after Mr. Holden's retirement, death or disability or after a change in control of FC Banc Corp. The salary continuation benefit is

         - $100,000 annually upon Mr. Holden's retirement on or after reaching age 65 or upon his death,
         - an annual amount of $39,145 for early retirement before November 30, 2001, increasing to $100,000 for early retirement at age 64, as indicated in the table below,
         - $100,000 annually after retirement at any age if a change in control shall have occurred, which is defined in the Salary Continuation Agreement to mean the transfer of 20% or more of FC Banc Corp.'s stock followed within 24 months by replacement of 50% or more of FC Banc Corp.'s Board of Directors, or
         - an amount equal to the early retirement benefit if Mr. Holden suffers a disability.

         Like the director retirement plan agreements, benefits payable under Mr. Holden's Salary Continuation Agreement are payable from the general assets of FC Banc Corp. and the bank. Neither FC Banc Corp. nor The Farmers Citizens Bank will have to pay any benefit to Mr. Holden or his beneficiaries if he is terminated for cause. As amended November 11, 1999, FC Banc Corp. has agreed to pay any excise tax Mr. Holden would incur if his salary continuation benefit exceeds the "excess parachute payment" limitations under Section 280G of the Internal Revenue Code. FC Banc Corp. will not be entitled to deduct that payment for income tax purposes.

         The following table shows the retirement benefit Mr. Holden can expect to receive under his Salary Continuation Agreement for early retirement in the years indicated.

                                                   SALARY
                     EARLY RETIREMENT IN        CONTINUATION
                     THE PLAN YEAR ENDING     AGREEMENT ANNUAL
                     NOVEMBER 30,            RETIREMENT BENEFIT
                     ---------------------- -------------------
                      2001.................  $        39,145
                      2002.................  $        47,131
                      2003.................  $        54,505
                      2004.................  $        61,314
                      2005.................  $        67,601
                      2006.................  $        73,406
                      2007.................  $        78,766
                      2008.................  $        83,716
                      2009.................  $        88,286
                      2010.................  $        92,506
                      2011.................  $        96,402
                      2012 and thereafter..  $       100,000


         Stock Options. No stock options were granted by FC Banc Corp. in 2000 to the individual(s) named in the Summary Compensation Table. The following table shows the number of shares of FC Banc Corp. common stock acquired during 2000 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which the options were exercisable at December 31, 2000, as well as the approximate value of the options based on the estimated fair market value of FC Banc Corp. common stock on December 31, 2000.


                                                                       NUMBER OF SECURITIES         DOLLAR VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                                                                        AT FISCAL YEAR END              FISCAL YEAR END (1)
                                                                  --------------------------------  -----------------------------
                                NUMBER OF
                             SHARES ACQUIRED      DOLLAR VALUE
NAME                           ON EXERCISE          REALIZED        EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------- -----------------  ------------------ --------------  ----------------  -------------  --------------
G.W. Holden                        0                  --             10,910            9,340        $     73,730    $     54,820

(1) In general, a stock option is "in-the-money" when the stock's market value exceeds the option exercise price. The value of unexercised options equals the estimated market value of a share acquirable upon exercise of an option at December 31, 2000, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. FC Banc Corp. common stock is quoted on the OTC Bulletin Board of NASD Regulation, Inc. However, there is limited trading activity in the stock, and therefore limited price data are available. Solely for purposes of the preceding table and for no other purpose, FC Banc Corp. has estimated the per share market value of the common stock at December 31, 2000 as $29. Shareholders are cautioned that this figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of common stock may be acquired, nor should the estimate be taken to represent management's or the board's estimate of the intrinsic value or appropriate market value of the shares.

         Options granted under the 1997 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first 20% becoming exercisable on the first anniversary of the date of grant. However, the 1997 Stock Option and Incentive Plan provides that options not yet exercisable become fully exercisable (1) if a tender offer or exchange offer for shares of FC Banc Corp. common stock is commenced by a person or firm other than FC Banc Corp., or (2) if the shareholders of FC Banc Corp. approve an agreement whereby FC Banc Corp. will cease to be an independent, publicly owned company or whereby FC Banc Corp. agrees to a sale of all or substantially all of its assets.

         Change in Control Arrangements for Selected Officers. The benefits payable to Mr. Holden under his employment agreement accelerate if a change in control of FC Banc Corp. occurs, regardless of whether Mr. Holden remains employed by FC Banc Corp. and The Farmers Citizens Bank after the change in control. Under his employment agreement, a change in control means any "new person, new group of persons acting in concert, or new syndicate acquires 20% or more of the outstanding stock" of FC Banc Corp. Although the application of this provision is uncertain, because the composition of a publicly traded corporation's shareholder group changes continuously, FC Banc Corp. and Mr. Holden nevertheless believe that a change in control has not occurred and is not imminent. According to his Salary Continuation Agreement, for 15 years Mr. Holden will receive $100,000 annually after retirement at any age if a change in control shall have occurred before retirement. Like the employment agreement, the Salary Continuation Agreement provides that a change in control means the transfer of 20% or more of FC Banc Corp.'s stock. But unlike the employment agreement, the transfer of 20% or more of FC Banc Corp.'s stock will not constitute a change in control under the Salary Continuation Agreement unless it is also accompanied within 24 months by replacement of 50% or more of FC Banc Corp.'s Board of Directors. Lastly, unexercisable stock options become fully exercisable if a tender offer occurs or if FC Banc Corp.'s shareholders approve an agreement whereby FC Banc Corp. ceases to be an independent publicly owned company, another change in control condition that differs from the change in control definitions in the employment agreement and Salary Continuation Agreement.

         FC Banc Corp. and The Farmers Citizens Bank have also entered into severance agreements with nine officers and employees. The severance agreements provide for continued salary payments for periods ranging variously from three or six months to one year. Severance would be payable if the officers or employees are terminated within six months after a change in control, excepting termination for cause. The severance agreements define change in control to include sale of substantially all of FC Banc Corp.'s assets; acquisition of 25% or more of FC Banc Corp.'s common stock by a person or by a group acting in concert; a change over a two-year period in the directors constituting a majority of the board of FC Banc Corp. or The Farmers Citizens Bank at the beginning of the period (unless the new directors are first approved by at least 2/3 of the board, as all directors have been); merger of FC Banc Corp. into another corporation resulting in less than 50% of the surviving corporation's shares being held by persons who were FC Banc Corp. shareholders before the merger; or entry by FC Banc Corp. into any agreement for the foregoing transactions. Officers and employees would also be entitled to severance if they terminate service for "good reason" within 6 months after a change in control. For this purpose, "good reason" includes a reduction in their responsibilities, salary or benefits or relocation outside of Bucyrus, Ohio.

         THE BOARD RECOMMENDS A VOTE "FOR" THE THREE IDENTIFIED NOMINEES TO SERVE AS DIRECTOR FOR A TERM EXPIRING AT THE ANNUAL MEETING IN 2004

SECOND PROPOSAL -- AMENDMENT OF THE ARTICLES OF INCORPORATION CONCERNING SHARE REPURCHASES

         We propose to amend Article Fourth of FC Banc Corp.'s articles of incorporation, particularly the provision having to do with the terms on which FC Banc Corp. may purchase its shares from a holder of 1% or more of FC Banc Corp.'s shares. That provision is paragraph (b) of Article Fourth. Article Fourth currently provides in its entirety as follows:

         "FOURTH: The maximum number of shares of all classes which the corporation is authorized to have outstanding is 4,000,000 common shares, no par value per share.

                  (a) No holder of any shares of any class of the corporation shall be entitled to the preemptive rights to subscribe for, purchase, or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

                  (b) The corporation shall not purchase any of the corporation's voting common shares from any shareholder, or shareholders acting as a group, who individually or collectively hold(s) one percent (1%) or more of the corporation's outstanding common shares, not including any treasury shares (individually or collectively referred to in this Article Fourth as the "One Percent Holder(s)") at a price higher than the then current fair market value of the corporation's voting common shares, or on terms more favorable, when considered as a whole, than those otherwise available, unless (a) the corporation makes an offer to all of its other shareholders to purchase from each shareholder the same percentage of that shareholder's voting common shares in the corporation as the corporation intends to purchase from the One Percent Holder(s), at the same price and on the same terms as the One Percent Holder(s) will receive; or (b) the holders of a majority of the corporation's outstanding voting common shares entitled to vote approve of the corporation's purchase of its voting common shares from the One Percent Holder(s), at the intended price and upon the intended terms, with the One Percent Holder(s) not voting on such approval and the voting common shares in the corporation which is held by the One Percent Holder(s) not counted as outstanding in calculating the number of votes required for approval.

                  (c) No holder of shares of any class shall have the right to vote cumulatively in the election of directors."

         If this second proposal is adopted by shareholders, paragraph (b) will be removed, and paragraph (c) will be redesignated as paragraph (b). Existing paragraph (b) was part of FC Banc Corp.'s original articles of incorporation when FC Banc Corp. was formed in August 1992. FC Banc Corp. believes that an original purpose of existing paragraph (b) was to ensure that FC Banc Corp. could not be held hostage to an unreasonable demand for payment by a shareholder whose percentage share ownership is sufficiently large that it could allow the shareholder to influence corporate affairs to a greater degree than other shareholders can. In other words, FC Banc Corp. believes the provision was intended to make the corporation immune to demands for "greenmail." For example, a person or entity could acquire a significant percentage of a corporation's shares and thereafter agitate for sale or merger of the corporation with another company. The person or entity might actually desire that a sale or merger occur, or might instead be relying on the disruptive effect of its demands as a device to induce the corporation to repurchase the dissident shareholder's shares at a higher price than the dissident shareholder could obtain on the open market. Existing paragraph (b) would allow FC Banc Corp. to do so if and only if

         (a) FC Banc Corp. offers to repurchase a similar proportion of shares from all shareholders at the same price and on the same terms offered to the 1% or greater shareholder, which might mean offering to repurchase all outstanding shares, or

         (b) the holders of a majority of FC Banc Corp.'s outstanding voting shares vote in favor of repurchasing shares from the 1% or greater shareholder, excluding the shares held by the 1% shareholder from the majority vote calculation.

FC Banc Corp. believes one of the purposes of existing paragraph (b) was to make "greenmail" so costly and complex in its administration that it would be virtually impossible as a practical matter. Aware of this feature of FC Banc Corp.'s articles of incorporation, a potential "greenmailer" would be dissuaded from attempting greenmail in the first instance.

         Although FC Banc Corp. believes that a purpose, perhaps the principal purpose, of existing paragraph (b) was to make FC Banc Corp. immune to "greenmail," the limitation on repurchasing shares from a 1% or greater shareholder at a price higher than fair market value or on terms more favorable than those generally available could also be characterized as an antitakeover provision. And a shareholder owning a small number of a corporation's shares also might consider it unfair if a large shareholder uses his more significant ownership stake as leverage to demand a higher price than the vast majority of shareholders could hope to obtain for sale of their shares on the open market. Existing paragraph (b) could therefore be characterized as "leveling the playing field" for all shareholders, allowing all shareholders to obtain the advantageous price the large shareholder obtained. But in some circumstances this means FC Banc Corp. would have to offer to repurchase every single outstanding share at a premium. To illustrate, it is unlikely that a corporation would offer to repurchase shares from a dissident shareholder at a premium price unless the corporation repurchased 100% of the dissident's shares, possibly also obtaining a written agreement from the dissident not to purchase additional shares. Under these circumstances, FC Banc Corp. would have to offer to purchase at a premium price every single outstanding share, an offer that at best might require liquidation of FC Banc Corp. and at worst would be utterly impossible for FC Banc Corp. to make good on. Realistically therefore, repurchase of shares at a premium from a holder of 1% or more of FC Banc Corp.'s shares would, as a practical matter, have to be submitted to a shareholder vote as an alternative to making the same repurchase offer to all shareholders.

         FC Banc Corp. is a community banking organization with a shareholder population comprised in large part of local, long-term investors. To maintain that community focus, the board and management of a small, community-based organization such as FC Banc Corp. might consider it to be in shareholders' and the corporation's best interests to repurchase shares in a private transaction at a negotiated price and on negotiated terms as the opportunity arises. For example, the board and management might consider it to be in the shareholders' and corporation's best interests to repurchase shares from the estate of a deceased shareholder holding a significant block of stock, rather than allowing the estate to sell the shares to an individual or organization seeking to acquire or change control of the corporation. Recognizing that the price of stocks that are very thinly traded -- as FC Banc Corp.'s shares are -- could be adversely affected by isolated sales or by the sale of stock in an amount that might have little or no effect on the price of an actively traded, highly liquid stock, the estate might insist upon a price that could not be obtained if it were to sell the shares on the open market. Or the estate might insist upon a price comparable to or better than the price a potential acquiror is willing to pay. Because of existing paragraph (b), FC Banc Corp. could be practically disabled from purchasing those shares, either because the cost associated with extending a similar offer to all shareholders is prohibitively high or because the cost, delay and complexities associated with convening a meeting of shareholders to vote upon the purchase renders the purchase impractical or impossible. FC Banc Corp. believes that the inflexibility of existing paragraph
(b) is a cost that outweighs the benefit of its incremental protection against greenmail.

         In FC Banc Corp.'s opinion, existing paragraph (b) is not necessary, and it is in shareholders' and FC Banc Corp.'s best interests that it be removed. Deleting this provision will have the consequences that

         - shareholders will not have the right to vote upon a repurchase of shares from a holder of 1% or more of FC Banc Corp.'s shares at a premium price,

         -        shareholders will not be entitled to demand that FC Banc Corp.
                  offer to repurchase their shares at the same premium price offered to the holder of 1% or more of FC Banc Corp.'s shares, and

         - FC Banc Corp. could repurchase shares from a shareholder at a premium, without notice to or approval by other shareholders.

If existing paragraph (b) has an antitakeover effect or offers protection against greenmail, removing that provision will of course decrease incrementally FC Banc Corp.'s takeover or greenmail defenses. Although FC Banc Corp. believes that existing paragraph (b) is not necessary, we cannot assure you that an attempt to change control of FC Banc Corp. or an attempt to exact greenmail from FC Banc Corp. will not occur. But FC Banc Corp. knows of no such attempts, and has no reason to believe this is imminent.

         In FC Banc Corp.'s opinion, other provisions of the articles of incorporation and regulations -- including 80% supermajority voting requirements for mergers and 80% supermajority voting requirements for amendments to those documents, and a classified board of directors elected for staggered terms of three years each -- provide sufficient assurance that the board and management will, if a potential change in control arises, be able to negotiate an acquisition on terms that are most favorable to shareholders and to resist an attempted change in control that the board and management consider to be not in shareholders' and the corporation's best interests.

         Provisions of Ohio law also offer protections against coercive efforts to gain control of an Ohio corporation such as FC Banc Corp., including the Control Share Acquisition Act (requiring a shareholder vote for acquisitions resulting in a person owning 20%, 33 1/3%, or 50% of an Ohio corporation's shares) and the Merger Moratorium Act (imposing a three-year moratorium on business combination transactions with a person who controls 10% or more of an Ohio corporation's voting power and imposing conditions on the business combination transaction).

         Ohio law also offers protection against greenmail. With some exceptions, Ohio Revised Code section 1707.043 allows an Ohio corporation whose shares are publicly traded to recover all profits realized upon sale of its shares by any person who made a proposal to acquire control of the corporation within 18 months before the sale, provided the seller's profit was greater than $250,000.

         In conclusion, FC Banc Corp. considers existing paragraph (b) to be unnecessary and ill advised. Circumstances could arise in which it is in shareholders' and the corporation's best interests to repurchase a shareholders' shares, even if at a premium, although the board and management currently do not expect this to occur. The board and management are charged with exercising their best judgment in the best interests of shareholders and the corporation. In FC Banc Corp.'s opinion, the board and management's exercise of judgment concerning share repurchases is severely constrained by existing paragraph (b), which usurps the board's and management's authority and responsibility to that extent. FC Banc Corp. believes its board and management should have the flexibility to adopt a course of action that they consider to be in shareholders' and the corporation's best interests, rather than attempting to anticipate and micro-manage in the articles of incorporation and regulations the many possible permutations and outcomes of attempted or potential changes in control and dissident shareholder actions.

         FC Banc Corp. believes that the limitation on repurchasing shares from a 1% or greater shareholder is not a customary feature of publicly traded corporations' governing documents. Removing existing paragraph (b) will merely return to the board and management the authority and responsibility that is traditionally theirs under corporation law principles. Although FC Banc Corp. repurchases shares from time to time, it does so at prevailing market prices and for general corporate purposes, such as disposing of excess capital and enhancing shareholder returns. FC Banc Corp. currently does not intend to repurchase shares at a premium from any shareholders, whether they hold 1% or more of the shares or not. But this circumstance could arise, and if it does the board and management must exercise their best judgment concerning the price and terms of share repurchases in the best interests of shareholders and the corporation.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO ARTICLE FOURTH OF FC BANC CORP.'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO REMOVE THE PROVISION GOVERNING REPURCHASES OF SHARES FROM HOLDERS OF 1% OR MORE OF FC BANC CORP.'S SHARES

THIRD PROPOSAL-- AMENDMENT OF THE ARTICLES OF INCORPORATION AND CODE OF REGULATIONS CONCERNING DIRECTOR QUALIFICATION

         We propose to amend the director qualification requirements stated in FC Banc Corp.'s articles of incorporation and regulations. Currently, every director of FC Banc Corp. must also be qualified as a director of The Farmers Citizens Bank. If approved by shareholders at the annual meeting, we will

         - remove the first sentence of Article Eighth of the articles of incorporation, which reads, "Each member of the Board of Directors shall have qualified as a director of The Farmers Citizen Bank of Bucyrus," and

         - remove the second to last sentence of Section 2.2 of the regulations, which reads, "Directors of FC Bank Corp shall have qualified as directors of Farmers Citizens Bank of Bucyrus."

         The remainder of Article Eighth of the articles of incorporation and
Section 2.2 of the regulations will not be affected. Directors will continue to be selected for nomination based on their background, their experience and their ability to contribute to the profitability and growth of FC Banc Corp. If amended at the annual meeting, the articles of incorporation and regulations will not specify particular director qualification requirements.

         When The Farmers Citizens Bank reorganized into the holding company form of ownership on January 31, 1994, FC Banc Corp.'s principal function was to serve as the holding company for the bank. That has continued to be FC Banc Corp.'s principal function since that date. FC Banc Corp. has not engaged in any material business other than holding all of the stock of The Farmers Citizens Bank. As a practical matter, therefore, FC Banc Corp. and the bank have been indistinguishable for most purposes. However, the environment in which bank holding companies and banks operate has changed dramatically since early 1994.

         In 1994 Congress eliminated many of the barriers to interstate bank and bank holding company acquisitions. On November 12, 1999 the Gramm-Leach-Bliley Act became law, repealing the 1933 Glass-Steagall Act's separation of the commercial and investment banking industries. The Gramm-Leach-Bliley Act expands the range of nonbanking activities a bank holding company may engage in, while preserving existing authority for bank holding companies to engage in activities that are closely related to banking. The new legislation creates a new category of holding company called a "financial holding company." Financial holding companies may engage in any activity that is

         - financial in nature or incidental to that financial activity, or

         - complementary to a financial activity and that does not pose a substantial risk to the safety and soundness of depository institutions or the financial system generally.

         Activities that are financial in nature include

         -        acting as principal, agent or broker for insurance;

         -        underwriting, dealing in or making a market in securities; and

         -        providing financial and investment advice.

         The Federal Reserve Board and the Secretary of the Treasury have authority to decide that other activities are also financial in nature or incidental to financial activity, taking into account changes in technology, changes in the banking marketplace, competition for banking services and so on.

         Although FC Banc Corp. has since 1994 been engaged solely in activities that were permissible for a bank holding company before enactment of the Gramm-Leach-Bliley Act, the Gramm-Leach-Bliley Act expands the permissible range of FC Banc Corp.'s activities. But FC Banc Corp. has no immediate plans to become a financial holding company or to take advantage of the expanded authority to engage in activities other than those in which it is currently engaged.

         In addition to changes in the regulatory environment in which bank holding companies and banks operate, the competitive environment has also changed dramatically since 1994. Industry consolidation through mergers and acquisitions that were common in 1994 has continued since 1994. A significant percentage of community-based holding companies and banking institutions has either been acquired or has grown through acquisitions of other institutions. Simultaneously, many holding companies and banking institutions of all sizes have entered industries that are closely related to but distinct from banking, including the securities brokerage and insurance agency industries and the thrift industry. These environmental changes represent both challenges and opportunities for a community-based company like FC Banc Corp.

         To address these changed circumstances, FC Banc Corp.'s board might conclude in the future that a director nominee should have special expertise beyond traditional banking expertise. If for example FC Banc Corp. acquires a banking or nonbanking enterprise operating independently of The Farmers Citizens Bank, the board might conclude that it is necessary or advisable to include on FC Banc Corp.'s board one or more directors whose special expertise complements the traditional banking expertise of FC Banc Corp.'s current directors. In other words, it will not necessarily always be the case that FC Banc Corp.'s business and The Farmers Citizens Bank's business are indistinguishable. If that occurs, the board believes it would be inappropriate to limit FC Banc Corp.'s board membership solely to those persons who also qualify as directors of The Farmers Citizens Bank. However, there currently are no plans on FC Banc Corp.'s part to acquire another banking or nonbanking enterprise or otherwise to enter into any business other than acting as holding company for The Farmers Citizens Bank.

         Section 2.2 of the regulations will continue to provide that directors must discontinue service as director when they reach age 70. This term-limit provision will not be affected by the proposed amendment. The effect of the term-limit provision is that, in some cases, a director will be unable to complete the term for which he or she was elected by shareholders. When that occurs, the remaining directors will appoint an individual to serve for the unexpired term of the retiring director. It is a policy of long standing with FC Banc Corp. and The Farmers Citizens Bank that a director who reaches age 70 must resign. Although FC Banc Corp. and The Farmers Citizens Bank recognize that directors who reach age 70 can continue to provide valuable service as director, FC Banc Corp. and the bank believe that term limits are in the best interests of the FC Banc Corp., its shareholders and The Farmers Citizens Bank. FC Banc Corp. further believes that the term limit is not in conflict with Section 2.5 of the regulations, which provides that, "Unless he shall earlier resign, is removed as hereinafter provided, dies, or is adjudged mentally incompetent, each director shall hold office until the sine die adjournment of the annual meeting of shareholders three (3) years following his election."

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO FC BANC CORP.'S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND CODE OF REGULATIONS TO REMOVE THE REQUIREMENT THAT EVERY FC BANC CORP. DIRECTOR ALSO BE QUALIFIED AS A DIRECTOR OF THE FARMERS CITIZENS BANK

FOURTH PROPOSAL-- AMENDMENT OF THE CODE OF REGULATIONS CONCERNING REIMBURSEMENT OF NON-DEDUCTIBLE COMPENSATION

         Section 3.2 of FC Banc Corp.'s regulations, having to do with the election, term of office, qualifications, and compensation of officers, provides in the second paragraph that FC Banc Corp. may demand reimbursement from any officer whose compensation is not deductible under the Internal Revenue Code. Reimbursement that may be demanded is limited to the portion that is nondeductible. The second paragraph of Section 3.2 is as follows:

                  "Upon request of the president of the company as to any other officer or officers and upon request of a majority of the members of the board of directors acting individually, as to the president, any officer receiving compensation shall enter into an agreement between the company and himself and thereby such officer shall agree to reimburse the company for any amount of the officer's salary, the deduction for which is disallowed the company by the Internal Revenue Service as being unreasonable in amount. The president is authorized to execute such agreements on behalf of the company except where the subject agreement concerns the president's salary, in which case any other officer shall be authorized to execute the agreement on behalf of the company. Execution of such a reimbursement agreement upon request, as set forth above, is a condition of future employment, and the president is authorized to discharge any officer who refuses to comply with the provisions herein, and likewise the board of directors is empowered to discharge the president from office if he refuses to so comply."

         We propose to remove that paragraph. As amended, Section 3.2 will continue to provide that officers shall be elected by directors, shall have such qualifications as the directors establish and shall be compensated as the board determines. The remainder of Section 3.2 will not be affected by the proposed amendment, and Section 3.2 will read in its entirety as follows:

                  "The officers shall be elected by the board of directors. Each shall be elected for an indeterminate term and shall hold office during the pleasure of the board of directors. The board of directors may hold annual elections of officers. At any time after one year following an election of a full slate of officers, an election of officers shall be held within 30 days after delivery to the president or the secretary of a written request for such election by any director. The notice of the meeting held in response to such request shall specify that an election of officers is one of the purposes thereof. The qualifications of all other officers shall be such as the board of directors may establish. The board of directors shall fix the compensation of each officer, if any."

         The compensation, severance and retirement arrangements of FC Banc Corp.'s and The Farmers Citizens Bank's President and Chief Executive Officer provide for payments that could exceed the amount that is deductible under the Internal Revenue Code, particularly if a change in control of FC Banc Corp. occurs. The reimbursement provision of Section 3.2 requires reimbursement of non-deductible compensation if and only if reimbursement is demanded. Neither FC Banc Corp.'s nor The Farmers Citizens Bank's board intends to demand reimbursement from the President and Chief Executive Officer for payments exceeding Internal Revenue Code deduction limits. The boards agreed to the compensation, severance and retirement arrangements knowing that the amount payable thereunder could potentially exceed Internal Revenue Code deduction limits. Although it can be estimated, the amount that will be deductible cannot be known before a change in control occurs. The deduction limit will depend on when a change in control occurs, average compensation at that time, the extent to which benefits are accelerated by a change in control, and so on. The amount that could ultimately be non-deductible might represent a substantial portion of the entire compensation, severance and retirement benefits.

         If a change in control of FC Banc Corp. occurs, the acquiror could replace some or all of FC Banc Corp.'s directors and could then cause the board to demand reimbursement by the President and Chief Executive Officer of payments exceeding Internal Revenue Code deduction limits. That possibility undermines one of the substantial purposes of the compensation, severance and retirement arrangements. Changes in control have become a commonplace feature of corporate governance, and anticipation of changes in control and their effects on the corporation and senior management is, in the board's opinion, a necessary part of corporate planning. Corporate boards commonly provide compensation, severance and retirement arrangements for senior management that take account of potential changes in control. Recognizing that senior management's financial security could be jeopardized by a change in control, compensation, severance and retirement benefits of senior management commonly provide incentives that are intended to assure the current and future continuity of management, to assure that officers are not practically disabled from discharging their duties if a potential change in control arises, and to induce executives to remain in the corporation's employ. Arrangements of this kind promote a corporation's ability to attract and retain qualified management, even though the total benefits payable could in some circumstances exceed Internal Revenue Code deduction limits. Neither FC Banc Corp. nor The Farmers Citizens Bank is aware of any proposal or effort to cause a change in control of FC Banc Corp. or the bank.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO FC BANC CORP.'S CODE OF REGULATIONS TO REMOVE THE SALARY REIMBURSEMENT REQUIREMENT

FIFTH PROPOSAL-- APPROVAL OF THE FORM AND USE OF INDEMNIFICATION AGREEMENTS

WHY PROVIDE INDEMNIFICATION FOR DIRECTORS AND OFFICERS?

         Like every other company, FC Banc Corp. must attract and retain qualified people to serve as directors and officers. It is in FC Banc Corp.'s and shareholders' best interests that these people be able to exercise judgment on the company's behalf without exposure to unreasonable personal risk. Increases in directors' and officers' litigation risks impair a company's ability to recruit and retain qualified people. Therefore, FC Banc Corp. believes it is necessary and desirable to provide directors and officers with assurance that the burden of liability and litigation expenses arising out of their services will be indemnified to the full extent permitted by the Ohio General Corporation Law.

         The proposed form of indemnification agreement in Appendix B does not alter the standard of care directors, officers and employees of FC Banc Corp. owe to FC Banc Corp. and shareholders under the Ohio General Corporation Law. Indemnification also cannot affect a director's potential liability under the federal securities laws. Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted under the articles of incorporation, the regulations and the proposed form of indemnification agreement, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy and is, therefore, unenforceable. FC Banc Corp. is not aware of any pending or threatened litigation that would lead to claims under the articles of incorporation, the regulations or the form of indemnification agreements.

FC BANC CORP.'S GOVERNING DOCUMENTS PROVIDE FOR INDEMNIFICATION

         An Ohio corporation may indemnify its directors, officers, employees and agents. This power exists under the Ohio General Corporation Law, regardless of whether a company's governing documents (its articles of incorporation and regulations) also empower the corporation to indemnify its directors, officers, employees and agents. Many corporations provide for indemnification in their governing documents as well, clarifying and in some cases expanding upon the indemnification provided by the Ohio General Corporation Law. FC Banc Corp.'s governing documents provide for indemnification.

         Articles of Incorporation. Article Eleventh of FC Banc Corp.'s articles of incorporation requires indemnification of current and former directors to the full extent allowed under Ohio law, and it allows FC Banc Corp. to purchase insurance for the purpose of indemnifying directors, officers and employees. The text of Article Eleventh is included as Appendix C to this proxy statement.

         Code of Regulations. Article 7 of FC Banc Corp.'s regulations also require indemnification of directors against expenses, judgments, decrees, fines or penalties to the extent allowed by the Ohio General Corporation Law, specifically section 1701.13.

         Indemnification Rights under the Governing Documents and under the Ohio General Corporation Law Are Not Exclusive of Indemnification Rights under Private Agreements. FC Banc Corp. may purchase and maintain insurance or enter into private indemnification agreements to protect directors, officers, employees and agents from liability if it is allowed by Ohio law to do so, regardless of whether FC Banc Corp.'s governing documents explicitly say that FC Banc Corp. may do so. Ohio law does allow FC Banc Corp. to do so. Contained in ss.1701.13(E) of the Ohio General Corporation Law, the statutory indemnification rights provide by their terms that

- the indemnification rights under section 1701.13(E) are in addition to-- and are not exclusive of-- any other indemnification rights that may exist,

- an Ohio corporation may enter into private indemnification agreements with directors, officers, employees and agents, and

- an Ohio corporation may purchase and maintain insurance to protect directors, officers, employees and agents from liability, regardless of whether the corporation would have the power to indemnify that individual under the terms of section 1701.13(E).

         The text of Ohio General Corporation Law section 1701.13(E) is included in Appendix D. Consistent with this provision of the Ohio General Corporation Law, clause (6) of Article Eleventh quoted in Appendix C makes clear that indemnification under the articles of incorporation is not exclusive of any other indemnification rights a director may have, including indemnification under a private agreement.

THE OHIO GENERAL CORPORATION LAW PROVIDES STATUTORY INDEMNIFICATION POWERS

         Permitted Indemnification in General. Under section 1701.13(E) of the Ohio General Corporation Law, Ohio corporations may indemnify directors, officers and agents within prescribed limits, and must indemnify them in some circumstances.

         Required Advancement of Directors' Expenses. The Ohio General Corporation Law does not expressly authorize indemnification for settlements, fines or judgments in the context of derivative suits (shareholders' lawsuits brought on behalf of a corporation). However, Ohio corporations must advance expenses, including attorneys' fees, incurred by directors -- but not officers -- in defending an action, including a derivative action, if the director agrees to cooperate with the corporation in the derivative action and agrees to repay the amount advanced. The director would have to repay the amount advanced to him if it is proved by clear and convincing evidence that his act or failure to act was done (a) with deliberate intent to cause injury to the corporation or (b) with reckless disregard for the corporation's best interests. But advancement of expenses is not required if the corporation's articles of incorporation or regulations explicitly state that it is not required -- FC Banc Corp.'s governing documents do not do so.

         Indemnification Is Required If the Director or Officer Is Successful on the Merits. An Ohio corporation must indemnify a director, officer, employee or agent who succeeds on the merits in a derivative suit or in a non-derivative suit.

         No Indemnification in a Derivative Suit If the Director or Officer Acted Negligently. The Ohio General Corporation Law does not authorize indemnification of a director or officer in a derivative suit if his actions were negligent or constituted misconduct. Indemnification in that case may be ordered by a court, however.

         Indemnification Is Allowed If the Director or Officer Satisfied the Ohio General Corporation Law Standard of Conduct, Even If He Is Not Successful on the Merits. In all other cases, if a director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, indemnification is discretionary -- except as otherwise provided by a corporation's articles of incorporation, code of regulations or by contract (and advancement of directors' expenses is also not discretionary).

         Standard for Personal Liability of Directors for Monetary Damages. According to Ohio General Corporation Law section 1701.59(D), a director will not be liable for monetary damages unless it is proved by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interest of the corporation. There is no comparable provision limiting the liability of officers, employees or other agents of a corporation.

WE PROPOSE THAT SHAREHOLDERS APPROVE THE FORM AND USE OF INDEMNIFICATION AGREEMENTS

         Indemnification Rights under the Articles of Incorporation and Regulations Can Be Taken Away Without Directors' and Officers' Consent. The indemnification protection provided by FC Banc Corp.'s articles of incorporation and regulations could become ineffective. For example, if FC Banc Corp. merges into another company, the articles of incorporation would be cancelled, eliminating directors' and officers' indemnification rights under the articles of incorporation. Additionally, the articles of incorporation and regulations could be amended after a change in control of FC Banc Corp. to delete or limit indemnification rights.

         Indemnification Agreements Are Private Contracts; Directors' and Officers' Contract Rights Cannot Be Taken Away Unless They Consent. By contrast, if FC Banc Corp. enters into indemnification agreements with directors and officers, the indemnification rights under those agreements would not be eliminated automatically by a merger and they would not be affected by amendment of the articles of incorporation or regulations. Indemnification agreements are private contracts, granting indemnification rights that can be modified or taken away solely with the approval of the parties to the contract, regardless of whether the articles of incorporation and regulations are cancelled or amended.

         Why Is the Indemnification Agreement Being Submitted to Shareholders for Their Approval? FC Banc Corp. is authorized by the Ohio General Corporation Law and by clause (6) of Article Eleventh of its articles of incorporation to enter into indemnification agreements with directors. But according to Ohio General Corporation Lawss.1701.60, any contract between a director and the corporation must be approved by

         -        a majority of the disinterested directors, or

         - a majority vote of the voting power of the corporation held by persons not interested in the contract,

except that board and shareholder approval are not necessary if the agreement is fair to the corporation at the time it is approved.

         Although the board believes the form of indemnification agreement is fair to FC Banc Corp. -- and therefore that neither board approval nor shareholder approval is necessary under Ohio General Corporation Law Section 1701.60 -- the board nevertheless believes it is appropriate that shareholders be given the opportunity to vote on this matter. For that reason, the board is submitting this proposal for shareholders' consideration and vote at the annual meeting.

         What Rights Do the Indemnification Agreements Provide? Shareholders should read the form of indemnification agreement included as Appendix B. The agreement would require FC Banc Corp. to indemnify directors and allow directors to select the most favorable indemnification rights provided under

         - FC Banc Corp.'s articles of incorporation and code of regulations in effect on the date of the indemnification agreement or on the date expenses are incurred;

         - state law in effect on the date of the indemnification agreement or on the date expenses are incurred;

         - any liability insurance policy in effect on the date of the indemnification agreement or on the date expenses are incurred; and

         -        any other indemnification arrangement otherwise available.

         The director would have the right to be reimbursed for expenses as they are incurred, but only if he files with FC Banc Corp. an undertaking to repay that amount if it is later determined that he must repay it. No indemnification will be required under the indemnification agreements for actions, fines or penalties that are specifically excluded from indemnification coverage under applicable law, for claims arising under the short-swing trading prohibition of
Section 16(b) of the Securities Exchange Act of 1934, or for any proceeding initiated by the director without the consent of the board, except in limited cases.

         What If Shareholders Do Not Approve the Form of Indemnification Agreement? The board has not determined what action, if any, it will take if shareholders do not approve the form and the use of the indemnification agreements. Even if shareholders do not approve the agreements, the board could nevertheless enter into the proposed agreements with directors based on the board's opinion that the agreements are fair to FC Banc Corp.

THE FORM AND USE OF THE INDEMNIFICATION AGREEMENT MUST BE APPROVED BY A MAJORITY VOTE

         The form and use of the indemnification agreement will not be approved unless the holders of a majority of the outstanding shares of FC Banc Corp. common stock vote in favor of approval, excluding shares held by directors. Shareholders should note that the board may have a conflict of interest in making this recommendation because directors will benefit from adoption of this proposal.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE FORM AND USE OF THE INDEMNIFICATION AGREEMENT


SIXTH PROPOSAL -- RATIFICATION OF INDEPENDENT AUDITOR

         Ratification. FC Banc Corp.'s independent auditor for the fiscal year ended December 31, 2000 was Dixon, Francis, Davis & Company. The board has selected Dixon, Francis, Davis & Company to be independent auditor for the fiscal year ending December 31, 2001. This appointment is being presented to the shareholders for ratification.

         One or more members of Dixon, Francis, Davis & Company are expected to be present at the meeting. The representative(s) of the independent auditor will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

         Audit Fees. The aggregate fees billed for professional services rendered by Dixon, Francis, Davis & Company for the audit of FC Banc Corp.'s annual financial statements for the year ended December 31, 2000 and for Dixon, Francis, Davis & Company's reviews of the financial statements included in FC Banc Corp.'s Forms 10-QSB filed with the Securities and Exchange Commission during 2000 are $31,600.

         Financial Information Systems Design and Implementation Fees. Dixon, Francis, Davis & Company performed no services and therefore billed no fees relating to operating or supervising the operation of FC Banc Corp.'s information systems or local area network or for designing or implementing FC Banc Corp.'s financial information management systems during 2000.

         All Other Fees. The aggregate fees billed for other services rendered to FC Banc Corp. by Dixon, Francis, Davis & Company in 2000 are $17,700, including regulatory and shareholder reporting, tax-related services and other professional services.

         Auditor Independence. The audit committee of the board believes that the non-audit services provided by Dixon, Francis, Davis & Company are compatible with maintaining the auditor's independence. None of the time devoted by Dixon, Francis, Davis & Company on its engagement to audit FC Banc Corp.'s financial statements for the year ended December 31, 2000 is attributable to work performed by persons other than Dixon, Francis, Davis & Company employees.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DIXON, FRANCIS, DAVIS & COMPANY AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         During 2000, certain directors and executive officers of FC Banc Corp. and the bank, and their associates, were customers of and had banking transactions with the bank in the ordinary course of business. Directors Dostal, Drouhard, Gernert, Hord, Kimerline and Spreng or their associates and affiliated entities were borrowers of the bank in 2000 and continue to be in 2001. FC Banc Corp. expects that these relationships and transactions will continue in the future. Director Hord is President of Hord Livestock Company, Inc., to which the bank has extended credit in the ordinary course of business. Director Kimerline is President of Bucyrus Road Materials, Inc. and an officer of BuE Comp, Inc., which are also indebted to the bank for credit extended in the ordinary course of business. Director John O. Spreng, Jr. is Vice President of Longacre Farms, Inc., which is indebted to the bank for credit extended in the ordinary course of business.

         Director Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold, which performs legal services for FC Banc Corp. and The Farmers Citizens Bank. During 2000, Kennedy, Purdy,

Hoeffel, Gernert, Leuthold & Leuthold was paid $64,954 for legal services rendered to FC Banc Corp. and the bank. Of that amount, $30,990 was paid by mortgage customers of the bank for services rendered by Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold in connection with real estate transactions in which the bank acted as mortgage lender. The bank has also extended credit to Mr. Gernert in his individual capacity in the ordinary course of business.

         All loans and loan commitments included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by FC Banc Corp. or the bank. Except as may be disclosed herein, the existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

SHAREHOLDER PROPOSALS

         The proxy solicited by management confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. Section 1.9 of FC Banc Corp.'s regulations states that no business is eligible for consideration at an annual or special meeting of shareholders

         - unless it is proposed by a majority of FC Banc Corp.'s board, or
         - unless a written statement setting forth the business and the purpose therefor is delivered to the board at least 60 days before the annual or special meeting.

         FC Banc Corp. has not received notice of any matter to be brought before the annual meeting other than the matters referred to in this proxy statement. If any other matter is properly brought before the 2001 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgement.

         Shareholders desiring to submit proposals for inclusion in the proxy materials of FC Banc Corp. for the 2002 Annual Meeting of Shareholders must submit the proposals to FC Banc Corp. at its executive offices no later than October 29, 2001. FC Banc Corp. will not be required to include in its proxy statement or form of proxy for the 2002 Annual Meeting of Shareholders a shareholder proposal that is received after that date or that otherwise fails to satisfy the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

         If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting, the shareholder must give advance notice to FC Banc Corp. The shareholder must give notice at least 45 days before the date in 2002 corresponding to the mailing date of this proxy statement for the 2001 Annual Meeting of Shareholders. This proxy statement is being mailed to shareholders on or about February 26, 2001. The date that is 45 days before the corresponding mailing date in 2002 is therefore January 12, 2002. Accordingly, a shareholder who desires to present a proposal at the 2002 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting should provide notice of the proposal to FC Banc Corp. no later than January 12, 2002. If the shareholder fails to do so, FC Banc Corp.'s management proxies for the 2002 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in FC Banc Corp.'s proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires FC Banc Corp.'s directors and executive officers, as well as any person who owns more than 10% of a registered class of FC Banc Corp.'s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of FC Banc Corp. stock. Based solely on review of the copies of such reports furnished to FC Banc Corp. and written representations to FC Banc Corp., to FC Banc Corp.'s knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2000.

GENERAL

         The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies on the proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR amendment of the Amended and Restated Articles of Incorporation, FOR amendment of the Code of Regulations, FOR approval of the form and use of indemnification agreements and FOR ratification of FC Banc Corp.'s independent auditor.

         The entire cost of soliciting proxies for use at the annual meeting will be borne by FC Banc Corp. Proxies may be solicited by officers, directors, and regular employees of FC Banc Corp. or The Farmers Citizens Bank personally, by mail, or by telephone or telegraph. FC Banc Corp. will reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                           AUDIT COMMITTEE CHARTER                    APPENDIX A

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of FC Banc Corp and its wholly-owned subsidiary, Farmers Citizens Bank ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more outside directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the New York Stock Exchange (NYSE). The members of the Committee will be elected annually at the organizational meeting of the full Board held in March and will be listed in the annual report to shareholders. One of the members of the Committee will be appointed Committee Chair by the Chairman of the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary functions are to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibility and power set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least one each year and at other times when consider appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representative of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NYSE Audit Committee Requirements.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountant's annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

         - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

         - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

         - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards
                  (SFAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgement about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NYSE, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                        INDEMNIFICATION AGREEMENT                     APPENDIX B

         This Indemnification Agreement made this ____ day of ____________, 2001, between FC Banc Corp., an Ohio corporation (the "Company") and ________________________, a director, officer, employee, agent or representative (as hereinafter defined) of the Company (the "Indemnitee").

                                    RECITALS:

         A. The Company and the Indemnitee are each aware of the exposure to litigation of officers, directors, employees, agents and representatives of the Company as such persons exercise their duties to the Company;

         B. The Company and the Indemnitee are also aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate liability insurance on an economically acceptable basis;

         C. The Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as the Indemnitee;

         D. The Indemnitee desires to serve or to continue to serve the Company as a director, officer, employee, or agent or as a director, officer, employee, agent, or trustee of another corporation, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest, for so long as the Company continues to provide, on an acceptable basis, adequate and reliable indemnification against certain liabilities and expenses that may be incurred by the Indemnitee.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. INDEMNIFICATION. Subject to the exclusions contained in Section 9 of this Agreement, the Company shall indemnify the Indemnitee with respect to his activities as a director, officer, employee or agent of the Company and/or as a person who is serving or has served at the request of the Company ("representative") as a director, officer, employee, agent or trustee of another corporation, joint venture trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an "affiliated entity") against expenses (including, without limitation, attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him ("Expenses") in connection with any claim against Indemnitee that is the subject of any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director, officer, employee, agent or representative, to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

         (a) The benefits provided by the Company's Amended and Restated Articles of Incorporation, as amended ("Articles") or Code Regulations, or the Articles of Incorporation/Association or Code of Regulations/Bylaws of an affiliated entity of which the Indemnitee serves as a representative, in each case as in effect on the date hereof;

         (b) The benefits provided by the Company's Articles or Code Regulations, or the Articles of Incorporation/Association or Code of Regulations/Bylaws of an affiliated entity of which the Indemnitee serves as a representative, in each case as in effect at the time Expenses are incurred by the Indemnitee;

         (c) The benefits allowable under Ohio law in effect at the date hereof;

         (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;

         (e) The benefits available under any liability insurance obtained by the Company in effect at the date hereof;

         (f) The benefits available under any liability insurance obtained by the Company in effect at the time Expenses are incurred by the Indemnitee; and

         (g) Such other benefits as are or may be otherwise available to Indemnitee.

         Combination of two or more of the benefits provided by (a) through (g) shall be available to the extent that the Applicable Document (as hereafter defined) does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items
(a) through (g) above is called the "Applicable Document" in this Agreement. Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the benefits selected by Indemnitee under item
(a) through (g) above.

         For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any affiliated entity, without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.

         2. INSURANCE. The Company shall maintain liability insurance for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a basis acceptable to the Company. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; but payments made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy.

         3. PAYMENT OF EXPENSES. At Indemnitee's request, after receipt of written notice under Section 5 hereof and an undertaking in the form of Exhibit A attached hereto by or on behalf of Indemnitee to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is not entitled to be indemnified by the Company for such Expenses, the Company shall pay the Expenses as and when incurred by Indemnitee. That portion of Expenses representing attorneys' fees and other costs incurred in defending any proceeding shall be paid by the Company within 30 days after the Company receives the request and reasonable documentation evidencing the amount and nature of the Expenses, subject to its also having received such a notice and undertaking.

         4. ADDITIONAL RIGHTS. The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director, employee, agent or representative as described in Section 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his service in such position. The benefits provided to Indemnitee under this Agreement for the Indemnitee's service as a representative shall be payable if and only if and only to the extent that reimbursement to Indemnitee by the affiliated entity with which Indemnitee has served as a representative, whether pursuant to agreement, applicable law, articles of incorporation or association, by-laws or regulations of the entity, or insurance maintained by such affiliated entity, is insufficient to compensate Indemnitee for Expenses actually incurred and otherwise payable by the Company under this

Agreement. Any payments in fact made to or on behalf of the Indemnitee directly or indirectly by the affiliated entity with which Indemnitee served as a representative shall reduce the obligation of the Company hereunder.

         5. NOTICE TO COMPANY. Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided, however, that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.

         6. COOPERATION IN DEFENSE AND SETTLEMENT. Indemnitee shall not make any admission or effect any settlement without the Company's written consent unless Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which Indemnitee is a party in a manner that would impose any Expense on Indemnitee without his written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to the proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers in attempts to defend and/or settle such Proceeding.

         7. ASSUMPTION OF DEFENSE. Except as otherwise provided below, the Company jointly with any other indemnifying party similarly notified may assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

         (a) The employment of counsel by Indemnitee has been authorized by the Company;

         (b) Counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;

         (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company (or another party being represented jointly with the Company) in the conduct of the defense of such Proceeding; or

         (d) The Company shall not have employed counsel promptly to assume the defense of such Proceeding,

in each of which cases the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made either of the conclusions provided for in clauses (b) or (c) above.

         8. ENFORCEMENT. If a dispute or controversy arises under this Agreement between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification for any Proceeding or for Expenses incurred, then for each such dispute or controversy the Indemnitee may seek to enforce the Agreement through legal action or, at Indemnitee's sole option and written request, through arbitration. If the Indemnitee requests arbitration, the dispute or controversy shall be submitted by the parties to binding arbitration in the City of _______________, State of Ohio before a single arbitrator agreeable to both parties; provided, however, that indemnification for any claim, issue or matter in a Proceeding brought against Indemnitee by or in the right of the Company and as to which Indemnitee is adjudged liable for negligence or misconduct in the performance of his duty to the Company shall be submitted to arbitration only to the extent permitted under the Applicable Document and applicable law then in effect. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by the Indemnitee, the arbitration shall proceed in the City of _______________, State of Ohio before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association. And the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has or is associated with a firm having associated with it an attorney who has been retained by or performed services for the Company or Indemnitee at any time during the five years preceding commencement of arbitration. The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with such legal action or arbitration; provided, however, that the Indemnitee shall not be required to reimburse the Company unless the arbitrator or court resolving the dispute determines that Indemnitee acted in bad faith in bringing the action or arbitration.

         9. EXCLUSIONS. Notwithstanding the scope of indemnification available to Indemnitees from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

         (a) Any claim or any part thereof as to which Indemnitee shall have been determined by a court of competent jurisdiction, from which no appeal is or can be taken, by clear and convincing evidence, to have acted with deliberate intent to cause injury to the Company or with reckless disregard for the best interests of the Company;

         (b) Any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

         (c) Any obligation of Indemnitee based upon or attributable to the Indemnitee gaining in fact any personal gain, profit or advantage; or

         (d) Any proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee (1) to enforce his rights under this Agreement or (2) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such proceeding.

         Nothing in this Section 9 shall eliminate or diminish Company's obligations to advance that portion of Indemnitee's Expenses representing attorneys' fees and other costs incurred in defending any proceeding pursuant to
Section 3 of this Agreement.

         Furthermore, anything herein to the contrary notwithstanding, nothing in this Agreement requires indemnification, reimbursement or payment by the Company, and the Indemnitee shall not be entitled to demand indemnification, reimbursement or payment under this Agreement, if and to the extent indemnification, reimbursement or payment constitutes a "prohibited indemnification payment" within the meaning of Federal Deposit Insurance Corporation Rule 359.1(l)(1) [12 CFR 359.1(l)(1)].

         10. EXTRAORDINARY TRANSACTIONS. The Company covenants and agrees that in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

         (a) Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

         (b) Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.

         11. NO PERSONAL LIABILITY. Indemnitee agrees that neither the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

         12. SEVERABILITY. If any provision, phrase or other portion of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination becomes final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

         13. SUBROGATION. If any payments are made under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

         14. GOVERNING LAW. The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

         15. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid;

         If to the Company, to:     FC Banc Corp.
                                    Farmers Citizens Bank Building
                                    P.O. Box 567
                                    Bucyrus, Ohio  44820
                                            Attention:
                                                      ------------

         If to Indemnitee, to:
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                            Attention:
                                                      ------------

or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.

         16. TERMINATION. This Agreement may be terminated by either party upon not less than 60 days' prior written notice delivered to the other party, but such termination shall not diminish the obligations of Company hereunder with respect to Indemnitee's activities before the effective date of termination.

         17. AMENDMENTS AND BINDING EFFECT. This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                                 FC BANC CORP.

                                                 By:
                                                     ---------------------------
                                                 Its:
                                                      --------------------------

                                                 INDEMNITEE


                                                 -------------------------------

                                                                       EXHIBIT A

                               FORM OF UNDERTAKING

         THIS UNDERTAKING has been entered into _____________________________ by ("Indemnitee") pursuant to an Indemnification Agreement dated __________, 200_ (the "Indemnification Agreement"), between FC Banc Corp. (the "Company"), an Ohio corporation, and Indemnitee.

                                    RECITALS:

         A. Under the Indemnification Agreement, Company has agreed to pay Expenses (within the meaning of the Indemnification Agreement) as and when incurred by Indemnitee in connection with any claim against Indemnitee that is the subject of any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, to which Indemnitee was, is or is threatened to be made a party by reason of facts that include Indemnitee's being or having been a director, officer or representative (within the meaning of the Indemnification Agreement) of Company;

         B. Such a claim has arisen against Indemnitee and Indemnitee has notified Company thereof in accordance with the terms of Section 5 of the Indemnification Agreement (hereinafter the "Proceeding");

         C. Indemnitee believes that Indemnitee should prevail in the Proceeding, and it is in the interest of both Indemnitee and Company to defend against the claims against Indemnitee thereunder;

         NOW, THEREFORE, Indemnitee hereby agrees that in consideration of Company's advance payment of Indemnitee's Expenses incurred before final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse Company for any and all expenses paid by Company on behalf of Indemnitee before final disposition of the Proceeding if the Indemnitee is determined under the Applicable Document (within the meaning of the Indemnification Agreement) to be required to repay such amounts to the Company under the Indemnification Agreement and applicable law, provided that if Indemnitee is entitled under the Applicable Document to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse Company shall only be for those Expenses for which Indemnitee is determined to be required to repay such amounts to the Company. Such reimbursement or arrangements for reimbursement by Indemnitee shall be consummated within 90 days after a determination that Indemnitee is required to repay such amounts to the Company under the Indemnification Agreement and applicable law.

         Further, the Indemnitee agrees to reasonably cooperate with the Company concerning such proceeding.

         IN WITNESS WHEREOF, the undersigned has set his hand this ____ day of ___________, 200 .


                                                 --------------------------
                                                 Indemnitee

                                                                      APPENDIX C

                             Article Eleventh of the
                 Amended and Restated Articles of Incorporation
                                of FC Banc Corp.

         ELEVENTH: (1) The corporation will indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation will indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action of suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee, or agent or the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) No indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation if it is determined in the specific case that indemnification of the director, trustee, officer, employee or agent is not proper in the circumstances because he has not met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees, incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights of which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The forgoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation will indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgements, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation will contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                                                                      APPENDIX D

                          Ohio General Corporation Law
                               Section 1701.13(E)

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, member, manager, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in division (E)(1) or (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

         (4) Any indemnification under division (E)(1) or (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the director, trustee, officer, employee, member, manager, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in division (E)(1) or (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with the action, suit, or proceeding referred to in division
         (E)(1) or (2) of this section;

                  (b) If the quorum described in division (E)(4)(a) of this
         section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation or any person to be indemnified within the past five years;

                  (c) By the shareholders;

                  (d) By the court of common pleas or the court in which the action, suit, or proceeding referred to in division (E)(1) or (2) of this section was brought. Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and, within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) (a) Unless at the time of a director's act or omission that is the subject of an action, suit, or proceeding referred to in division
         (E)(1) or (2) of this section, the articles or the regulations of a corporation state, by specific reference to this division, that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in division (E)(1) or (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                           (i) Repay such amount if it is proved by clear and
                  convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                           (ii) Reasonably cooperate with the corporation
                  concerning the action, suit, or proceeding.

                  (b) Expenses, including attorney's fees, incurred by a director, trustee, officer, employee, member, manager, or agent in defending any action, suit, or proceeding referred to in division
         (E)(1) or (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, as authorized by the directors in the specific case, upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, member, manager, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding their offices or positions, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, member, manager, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit, or self-insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to division (E)(1) or (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions
(E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to division (E)(5), (6), or (7).

         (9) As used in division (E) of this section, "corporation" includes all constituent entities in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, trustee, member, manager, or agent of such a constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                  FC BANC CORP.

         The undersigned shareholder of FC Banc Corp. hereby constitutes and appoints Joan C. Stemen and David G. Dostal, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of FC Banc Corp. to be held on March 28, 2001, and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:


                                                                                                  WITHHOLD VOTE
PROPOSAL -- ELECTION OF DIRECTORS                                           FOR ALL NOMINEES     FOR ALL NOMINEES
--------------------------------------------------------------------------  -------------------  -------------------
1)       To elect the three nominees identified below as directors for             [ ]                  [ ]
         terms of three years and until their successors are elected and qualified........................................................

         Instruction:  To withhold your vote for any individual nominee, strike a line through the nominee's name:
                  Terry L. Gernert        G.W. Holden      John O. Spreng, JR.



OTHER PROPOSALS                                                                      FOR       AGAINST     ABSTAIN
---------------------------------------------------------------------------------  ---------  ----------  ----------
2)       To amend Article Fourth of FC Banc Corp.'s Amended and Restated
         Articles of Incorporation, removing the provision having to do with the      [ ]         [ ]         [ ]
         terms on which FC Banc Corp. may repurchase shares from a holder of 1%
         or more of FC Banc Corp.'s shares......................................

3)       To change the director qualification requirement in Article Eighth of
         FC Banc Corp.'s Amended and Restated Articles of Incorporation and in        [ ]         [ ]         [ ]
         Section 2.2 of FC Banc Corp.'s Code of Regulations, which currently states that every director of FC Banc Corp. must also be qualified as a director of The Farmers Citizens Bank..................................

4)       To amend FC Banc Corp.'s Code of Regulations, Section 3.2, paragraph
         two, having to do with reimbursement by officers of FC Banc Corp. for        [ ]         [ ]         [ ]
         any portion of their compensation that is non-deductible, as explained in the accompanying Proxy Statement....................................

5)       To approve the form and use of indemnification agreements for
         directors..............................................................      [ ]         [ ]         [ ]

6)       To ratify the appointment of Dixon, Francis, Davis & Company as
         independent auditor of FC Banc Corp. for the fiscal year ending              [ ]         [ ]         [ ]
         December 31, 2001......................................................

         The board recommends voting for election of the identified nominees and for Proposals 2 through 6

         The Annual Meeting will be preceded by a buffet luncheon and entertainment, commencing at noon. The Annual Meeting will be followed by a presentation for shareholders. Please indicate below whether you expect to attend.

                       I will attend the Annual Meeting
      ----------------

                       I will bring a guest-- NAME: --------------(for name tag)
      ----------------

                       I do not expect to attend the Annual Meeting
      ----------------

               (Continued, and to be signed, on the reverse side)

                          (Continued from reverse side)

         The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted "FOR" election of the nominees identified above, "FOR" Proposals 2, 3, 4, 5 and 6 and in the best judgment of the proxies on such other matters as may properly come before the annual meeting.

         The undersigned acknowledges receipt from FC Banc Corp., before execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report.

                                       ----------------------------------------
Dated:                     , 2001      Signature
       --------------------


                                   --------------------------------------------
                                   Signature
                                   Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, Please give your full title. If shares are held jointly, each holder should sign.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE BOARD KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE POSTAGE-PAID, SELF-ADDRESSED ENVELOPE PROVIDED